UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2018

CLEARBRIDGE

TACTICAL DIVIDEND INCOME FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to generate high current income, with capital appreciation as a secondary objective.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Tactical Dividend Income Fund for the twelve-month reporting period ended October 31, 2018. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2018

II	ClearBridge Tactical Dividend Income Fund

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the twelve months ended October 31, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that fourth quarter 2017 and first quarter 2018 U.S. gross domestic product (“GDP”)i growth was 2.3% and 2.2%, respectively. GDP growth then accelerated to 4.2% during the second quarter of 2018 — the strongest reading since the third quarter of 2014. Finally, the U.S. Department of Commerce’s second reading for third quarter 2018 GDP growth — released after the reporting period ended — was 3.5%. The deceleration in GDP growth in the third quarter of 2018 reflected a downturn in exports and decelerations in nonresidential fixed investment and personal consumption expenditures. Imports increased in the third quarter after decreasing in the second. These movements were partly offset by an upturn in private inventory investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. As reported by the U.S. Department of Labor, when the reporting period ended on October 31, 2018, the unemployment rate was 3.7%, versus 4.1% when the period began. October 2018’s reading equaled the lowest unemployment rate since 1969. The percentage of longer-term unemployed also declined during the reporting period. In October 2018, 22.5% of Americans looking for a job had been out of work for more than six months, versus 23.8% when the period began.

Looking back, at its meeting that concluded on September 20, 2017, the Federal Reserve Board (the “Fed”)ii kept the federal funds rateiii on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As expected, the Fed kept rates on hold at its meeting that concluded on January 31, 2018. However, at its meeting that ended on March 21, 2018, the Fed again raised the federal funds rate, moving it to a range between 1.50% and 1.75%. At its meeting that concluded on June 13, 2018, the Fed raised the federal funds rate to a range between 1.75% and 2.00%. Finally, at its meeting that ended on September 26, 2018, the Fed raised the federal funds rate to a range between 2.00% and 2.25%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2018

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

ClearBridge Tactical Dividend Income Fund	III

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	ClearBridge Tactical Dividend Income Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is to generate high current income, with capital appreciation as a secondary objective. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity and equity- related securities that provide investment income, dividend payments or other distributions or in other investments with similar economic characteristics. The Fund may invest in equity and equity-related securities of issuers with any market capitalization.

The Fund invests in a diversified portfolio of equity and equity-related securities, including common stocks, preferred stocks, convertible preferred stocks and other securities convertible into equity securities, master limited partnerships (“MLPs”), real estate investment trusts (“REITs”)i, closed-end investment companies, including business development companies (“BDCs”), and royalty trusts. The Fund may invest up to 50% of its net assets in foreign securities, including securities of issuers in emerging market countries.

The Fund may also seek to generate current income from short-term gains earned through an option strategy which may consist of writing (selling) call options on equity securities in its portfolio (“covered calls”) and on broader equity market indexes, or writing (selling) put options on such securities or indexes. The Fund’s investments in options on equity securities and equity market indexes are included in the Fund’s 80% policy.

The Fund may invest up to 20% of its assets in fixed income securities of any credit quality, including securities rated below investment grade or, if unrated, that we deemed to be of comparable quality (“high yield” or “junk” bonds). The Fund’s investments in fixed income securities may include structured notes.

By conducting fundamental research and dividend analysis, we seek to identify companies that have the ability to pay attractive dividends and have assets or earnings prospects that are either unrecognized or undervalued, have attractive valuations, or are expected to have positive changes in earnings prospects. We combine bottom-up stock selection with top-down thematic overlay to construct a diversified portfolio with a focus on generating high current income.

Q. What were the overall market conditions during the Fund’s reporting period?

A. U.S. equity markets finished with solid returns for the twelve-month reporting period ended October 31, 2018, with the S&P 500 Indexii advancing 7.35%. Small-cap stocks struggled, especially toward the end of the reporting period, with the Russell 2000 Indexiii edging up 1.85% in total. Growth stocks of both large and small market capitalization companies outperformed value stocks, with the large-cap Russell 1000 Growth Indexiv returning 10.71%, besting the Russell 1000 Value Index’sv return of 3.03%, and the small-cap Russell 2000 Growth Index’svi 4.13% return capping the Russell 2000 Value Index’svii return of -0.59% for the reporting period. The Russell 3000 Value Indexviii returned 2.78%, the Alerian MLP Indexix edged up 0.68% and the MSCI U.S. REIT Indexx gained 1.69%. The Fund’s composite benchmarkxi, consisting of

ClearBridge Tactical Dividend Income Fund 2018 Annual Report	1

Fund overview (cont’d)

60% Russell 3000 Value Index, 20% Alerian MLP Index and 20% MSCI U.S. REIT Index, returned 2.15% during the reporting.

The stock market overcame a market correction early in 2018 caused by higher interest rates and fear of increasing inflation, as well as headwinds from prolonged trade disputes in the second and third quarters of 2018. Overall, investors focused on U.S. economic strength and strong earnings growth, which were helped by tax cuts passed at the end of 2017, to push equity markets higher. U.S. equities underwent another correction in October 2018, however, as a mix of trade concerns, higher interest rates and uninspiring financial results from some mega cap tech companies combined to make for a volatile month.

For most of the year, the cyclical sectors most tied to the performance of the U.S. economy led the market. The Information Technology (“IT”) sector was a strong performer during the reporting period. Consumer discretionary stocks also performed well, as low unemployment, gently rising wages and cycle-high consumer confidence created a good environment for discretionary spending. Materials stocks faced cost pressures and underperformed the market.

U.S. economic indicators were uniformly powerful during the reporting period. U.S. gross domestic product (“GDP”)xii growth, as measured by the U.S. Department of Commerce, rose to over 4% in the second quarter of 2018; jobless claims hit a five-decade low. Unemployment was at levels below the commonly accepted non-inflationary rate, putting the Federal Reserve Board (the “Fed”)xiii on inflation watch. Capital expenditures also reached the highest level of this business cycle, helped by incentives in the tax reform law. Share repurchases for companies in the S&P 500 were $191 billion in the second quarter of 2018, the highest amount ever.

Seeing a steadily growing U.S. economy with low unemployment and core inflation approaching its 2% target, the Fed raised the federal funds ratexiv four times during the reporting period. The target range at the end of the reporting period was between 2.00% and 2.25%. The yield on the ten-year U.S. Treasury likewise rose, from 2.3% to 3.1%, and pressured defensive, yield-oriented sectors such as the Consumer Staples, Real Estate and Utilities sectors, which underperformed the market during the reporting period.

Q. How did we respond to these changing market conditions?

A. The Fund invests in equity securities that exhibit an attractive income stream, including dividend-paying stocks, energy MLPs and REITs. Over the reporting period, the Fund increased its exposure to common stocks relative to energy MLPs and REITS, trimming exposure in the Energy sector through the sale of Enbridge Energy Partners LP. and Golar LNG. At the same time, we remained steadfast in our belief that the U.S. renaissance in energy production represents a secular growth opportunity and is attractive for the long-term investor. As we entered the ninth year of the bull market, the Fund found opportunities in the more defensive consumer staples sector with the purchase of Reckitt Benckiser Group plc and Keurig Dr Pepper.

Performance review

For the twelve months ended October 31, 2018, Class A shares of ClearBridge Tactical

2	ClearBridge Tactical Dividend Income Fund 2018 Annual Report

Dividend Income Fund, excluding sales charges, returned 1.51%. The Fund’s unmanaged benchmark, the Dow Jones U.S. Select Dividend Indexxv returned 5.00% and the Fund’s composite benchmark returned 2.15% for the same period. The Lipper Equity Income Funds Category Average1 returned 3.15% over the same time frame.

Performance Snapshot as of October 31, 2018 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge Tactical Dividend Income Fund:
Class A	4.02%	1.51%
Class A2	4.00%	1.42%
Class C	3.65%	0.79%
Class I	4.14%	1.77%
Class IS	4.13%	1.75%
Dow Jones U.S. Select Dividend Index	1.44%	5.00%
Composite Benchmark	2.04%	2.15%
Lipper Equity Income Funds Category Average[1]	0.99%	3.15%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions, including returns of capital, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2018, the gross total annual fund operating expense ratios for Class A, Class A2, Class C, Class I and Class IS shares were 1.74%, 1.85%, 2.48%, 1.49% and 2.97%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.25% for Class A shares, 1.45% for Class A2 shares, 2.00% for Class C shares, 1.00% for Class I shares and 0.90% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap for each class as a

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 552 funds for the six-month period and among the 537 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

ClearBridge Tactical Dividend Income Fund 2018 Annual Report	3

Fund overview (cont’d)

result of acquired fund fees and expenses. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. For the reporting period, on an absolute basis, the Fund had positive returns in seven out of eleven sectors in which it was invested, with the greatest contributions to returns coming from the IT and Health Care sectors. Relative to the Dow Jones U.S. Select Dividend Index, sector allocation had positive effects; overweights to the IT and Energy sectors helped relative performance. Stock selection in the Financials sector also provided positive effects. Relative to the Fund’s composite benchmark, stock selection and sector allocation had positive effects. In particular, stock selection in the IT, Financials and Health Care sectors were leading contributors. The Fund’s overweight allocation to the IT sector also added to relative returns.

In terms of individual Fund holdings, leading contributors to performance for the period included positions in Microsoft Corp., Energy Transfer Partners LP, Merck & Co. Inc., Apple and Williams Partners LP.

Q. What were the leading detractors from performance?

A. On an absolute basis, the Industrials and Energy sectors provided meaningful negative returns during the reporting period. Relative to the Dow Jones U.S. Select Dividend Index, stock selection negatively affected performance. In particular, stock selection in the Energy and IT sectors hurt relative performance. In addition, an overweight to the Financials sector and an underweight to the Consumer Discretionary sector detracted from relative returns. Relative to the Fund’s composite benchmark, stock selection in the Energy, Industrials and Communication Services1 sectors were leading detractors. An overweight to the Materials sector also dampened relative performance.

At the security level, leading detractors from performance included DowDuPont Inc., Macquarie Infrastructure Corp., Golar LNG, Dynagas LNG Partners LP and Enbridge Energy Partners LP.

Q. Were there any significant changes to the Fund during the reporting period?

A. We added several new positions over the course of the reporting period. Among the largest were those in Reckitt Benckiser Group plc and Keurig Dr Pepper. In addition, convertible shares of American Tower Corp. and NextEra Energy, Inc. were converted and retained, Fund holding Energy Transfer Partners merged with its parent to become

[1]

As of September 28, 2018, the Telecommunication Services sector was broadened to include some companies previously classified in the Consumer Discretionary and Information Technology sectors and renamed the Communication Services sector.

4	ClearBridge Tactical Dividend Income Fund 2018 Annual Report

Energy Transfer LP and the Fund retained its shares, and convertible shares of Anadarko Petroleum Corp. were converted into shares of Western Gas Equity Partners LP and retained.

We also exited several holdings, most notably positions in Golar LNG, Macquarie Infrastructure Corp. and Enbridge Energy Partners LP.

Thank you for your investment in ClearBridge Tactical Dividend Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Mark McAllister, CFA

Portfolio Manager,

ClearBridge Investments, LLC

Peter Vanderlee, CFA

Portfolio Manager,

ClearBridge Investments, LLC

November 20, 2018

RISKS: Equity and equity-related securities are subject to market and price fluctuations. Investments in small- and medium-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political, social and economic conditions, which could increase volatility. These risks are heightened in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in real estate investment trusts (“REITs”), which are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit and interest rate risks, as well as the risks associated with the real estate markets. Investments in MLPs include the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, changes in tax laws, and other risks of the MLP and energy sector. The Fund may engage in short selling, which is a speculative strategy that involves special risks. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. Dividends fluctuate and are subject to change. Dividends represent past performance and there is no guarantee they will continue to be paid. Diversification does not guarantee a profit or protect against a loss. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2018 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of October 31, 2018 were: Microsoft Corp. (5.0%), Lockheed Martin Corp. (3.2%), Blackstone Group LP (3.0%), Merck & Co., Inc. (2.9%), Energy Transfer LP (2.7%), Apple Inc. (2.6%), Verizon Communications Inc. (2.3%), QUALCOMM Inc. (2.2%), Genesis Energy LP (2.1%) and Starwood Property Trust Inc. (2.1%). Please refer to pages 12 through 16 for a list and percentage breakdown of the Fund’s holdings.

ClearBridge Tactical Dividend Income Fund 2018 Annual Report	5

Fund overview (cont’d)

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2018 were: Master Limited Partnerships (22.5%), Information Technology (16.9%), Real Estate (13.1%), Financials (10.3%) and Health Care (6.9%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Real estate investment trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iii

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

iv

The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[v]

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

vi

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values.

vii	The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

viii

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

ix	The Alerian MLP Index is a composite of the fifty most prominent energy master limited partnerships (“MLPs”) and is calculated using a float-adjusted, capitalization-weighted methodology.

[x]

The MSCI U.S. REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity Real Estate Investment Trusts (“REITs”) that are included in the MSCI U.S. Investable Market Index (IMI) which captures large, mid- and small caps securities. The Index represents about 99% of the U.S. REIT universe.

xi

The composite benchmark is a representation of the performance of the major asset classes in which the Fund may typically invest, consisting of 60% Russell 3000 Value Index, 20% Alerian MLP Index and 20% MSCI REIT Index.

xii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

xiii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

xiv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

xv

The Dow Jones U.S. Select Dividend Index consists of 100 of the highest dividend-yielding securities (excluding REITs in the Dow Jones U.S. Index, a broad-based index representative of the total market for the United States equity securities.

6	ClearBridge Tactical Dividend Income Fund 2018 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of October 31, 2018 and October 31, 2017. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

*

As of September 28, 2018, the Telecommunication Services sector was broadened to include some companies previously classified in the Consumer Discretionary and Information Technology sectors and renamed the Communication Services sector.

‡	Prior year percentages have been restated to reflect current period classifications.

ClearBridge Tactical Dividend Income Fund 2018 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2018 and held for the six months ended October 31, 2018.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	4.02%	$1,000.00	$1,040.20	1.18%	$6.07	Class A	5.00%	$1,000.00	$1,019.26	1.18%	$6.01
Class A2	4.00	1,000.00	1,040.00	1.27	6.53	Class A2	5.00	1,000.00	1,018.80	1.27	6.46
Class C	3.65	1,000.00	1,036.50	1.90	9.75	Class C	5.00	1,000.00	1,015.63	1.90	9.65
Class I	4.14	1,000.00	1,041.40	0.87	4.48	Class I	5.00	1,000.00	1,020.82	0.87	4.43
Class IS	4.13	1,000.00	1,041.30	0.89	4.58	Class IS	5.00	1,000.00	1,020.72	0.89	4.53

8	ClearBridge Tactical Dividend Income Fund 2018 Annual Report

[1]	For the six months ended October 31, 2018.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

ClearBridge Tactical Dividend Income Fund 2018 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2	Class C	Class I	Class IS
Twelve Months Ended 10/31/18	1.51%	1.42%	0.79%	1.77%	1.75%
Five Years Ended 10/31/18	2.68	2.55	1.92	2.93	2.94
Ten Years Ended 10/31/18	7.53	N/A	6.73	7.78	N/A
Inception* through 10/31/18	—	3.51	—	—	3.30

With sales charges[2]	Class A	Class A2	Class C	Class I	Class IS
Twelve Months Ended 10/31/18	-4.31%	-4.41%	-0.17%	1.77%	1.75%
Five Years Ended 10/31/18	1.47	1.34	1.92	2.93	2.94
Ten Years Ended 10/31/18	6.90	N/A	6.73	7.78	N/A
Inception* through 10/31/18	—	2.38	—	—	3.30

Cumulative total returns
Without sales charges[1]
Class A (10/31/08 through 10/31/18)	106.65%
Class A2 (Inception date of 6/3/13 through 10/31/18)	20.55
Class C (10/31/08 through 10/31/18)	91.76
Class I (10/31/08 through 10/31/18)	111.51
Class IS (Inception date of 5/22/13 through 10/31/18)	19.35

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares and Class A2 shares each reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, A2, C, I and IS shares are October 19, 1990, June 3, 2013, September 22, 2000, May 16, 2008 and May 22, 2013, respectively.

10	ClearBridge Tactical Dividend Income Fund 2018 Annual Report

Historical performance

Value of $10,000 invested in

Class A Shares of ClearBridge Tactical Dividend Income Fund vs. Dow Jones U.S. Select Dividend Index and the Composite Benchmark consisting of 60% Russell 3000 Value Index, 20% Alerian MLP Index and 20% MSCI U.S. REIT Index† — October 2008 - October 2018

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A shares of ClearBridge Tactical Dividend Income Fund on October 31, 2008, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2018. The hypothetical illustration also assumes a $10,000 investment in the Dow Jones U.S. Select Dividend Index and the Composite Benchmark. The Dow Jones U.S. Select Dividend Index consists of 100 of the highest dividend-yielding securities (excluding REITs) in the Dow Jones U.S. Index, a broad-based index representative of the total market for the United States equity securities. The Composite Benchmark is a representation of the performance of the Fund’s major asset classes. It consists of 60% Russell 3000 Value Index, 20% Alerian MLP Index and 20% MSCI U.S. REIT Index. The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Alerian MLP Index is a composite of the fifty most prominent energy master limited partnerships (“MLPs”) and is calculated using a float-adjusted, capitalization-weighted methodology. The MSCI U.S. REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity Real Estate Investment Trusts (“REITs”) that are included in the MSCI U.S. Investable Market Index (IMI), which captures large-, mid- and small-cap securities. The index represents about 99% of the U.S. REIT universe. The indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

ClearBridge Tactical Dividend Income Fund 2018 Annual Report	11

Schedule of investments

October 31, 2018

ClearBridge Tactical Dividend Income Fund

Security	Shares	Value
Common Stocks — 68.0%
Communication Services — 4.3%
Diversified Telecommunication Services — 3.9%
AT&T Inc.	187,810	$5,762,011
Verizon Communications Inc.	151,980	8,676,538
Total Diversified Telecommunication Services		14,438,549
Wireless Telecommunication Services — 0.4%
Vodafone Group PLC, ADR	86,270	1,633,091
Total Communication Services		16,071,640
Consumer Discretionary — 0.5%
Automobiles — 0.5%
General Motors Co.	51,210	1,873,774
Consumer Staples — 4.7%
Beverages — 1.3%
Keurig Dr Pepper Inc.	92,320	2,400,320
PepsiCo Inc.	19,680	2,211,639
Total Beverages		4,611,959
Household Products — 3.4%
Colgate-Palmolive Co.	29,290	1,744,219
Kimberly-Clark Corp.	44,000	4,589,200
Procter & Gamble Co.	40,350	3,578,238
Reckitt Benckiser Group PLC	34,990	2,829,244	(a)
Total Household Products		12,740,901
Total Consumer Staples		17,352,860
Energy — 1.3%
Oil, Gas & Consumable Fuels — 1.3%
Williams Cos Inc.	202,847	4,935,268
Financials — 10.3%
Banks — 2.4%
Bank of America Corp.	180,000	4,950,000
Citigroup Inc.	62,900	4,117,434
Total Banks		9,067,434
Capital Markets — 0.6%
CME Group Inc.	13,000	2,382,120
Insurance — 1.2%
Aflac Inc.	53,020	2,283,571
MetLife Inc.	53,820	2,216,846
Total Insurance		4,500,417

See Notes to Financial Statements.

12	ClearBridge Tactical Dividend Income Fund 2018 Annual Report

ClearBridge Tactical Dividend Income Fund

Security	Shares	Value
Mortgage Real Estate Investment Trusts (REITs) — 6.1%
AGNC Investment Corp.	341,560	$6,093,431
Annaly Capital Management Inc.	493,480	4,870,648
Starwood Property Trust Inc.	354,360	7,696,699
TPG RE Finance Trust Inc.	195,070	3,866,287
Total Mortgage Real Estate Investment Trusts (REITs)		22,527,065
Total Financials		38,477,036
Health Care — 6.9%
Pharmaceuticals — 6.9%
AstraZeneca PLC, ADR	57,240	2,219,767
Bristol-Myers Squibb Co.	45,620	2,305,635
GlaxoSmithKline PLC, ADR	45,290	1,769,028
Johnson & Johnson	20,400	2,855,796
Merck & Co. Inc.	146,920	10,814,781
Pfizer Inc.	135,870	5,850,562
Total Health Care		25,815,569
Industrials — 4.8%
Aerospace & Defense — 3.2%
Lockheed Martin Corp.	40,890	12,015,526
Electrical Equipment — 0.5%
Emerson Electric Co.	27,400	1,859,912
Machinery — 1.1%
Stanley Black & Decker Inc.	35,000	4,078,200
Total Industrials		17,953,638
Information Technology — 16.9%
Communications Equipment — 0.8%
Cisco Systems Inc.	61,590	2,817,742
IT Services — 1.8%
International Business Machines Corp.	38,540	4,448,672
Paychex Inc.	36,120	2,365,499
Total IT Services		6,814,171
Semiconductors & Semiconductor Equipment — 5.4%
Broadcom Inc.	12,500	2,793,625
Intel Corp.	34,500	1,617,360
Maxim Integrated Products Inc.	52,110	2,606,542
Microchip Technology Inc.	28,400	1,868,152
QUALCOMM Inc.	133,000	8,364,370
Texas Instruments Inc.	29,000	2,692,070
Total Semiconductors & Semiconductor Equipment		19,942,119

See Notes to Financial Statements.

ClearBridge Tactical Dividend Income Fund 2018 Annual Report	13

Schedule of investments (cont’d)

October 31, 2018

ClearBridge Tactical Dividend Income Fund

Security	Shares	Value
Software — 6.3%
Microsoft Corp.	173,620	$18,544,352
Oracle Corp.	100,790	4,922,584
Total Software		23,466,936
Technology Hardware, Storage & Peripherals — 2.6%
Apple Inc.	44,250	9,684,555
Total Information Technology		62,725,523
Materials — 2.9%
Chemicals — 2.0%
DowDuPont Inc.	136,680	7,369,785
Containers & Packaging — 0.9%
International Paper Co.	73,230	3,321,713
Total Materials		10,691,498
Real Estate — 11.6%
Equity Real Estate Investment Trusts (REITs) — 11.6%
Alexandria Real Estate Equities Inc.	43,700	5,341,451
American Tower Corp.	27,140	4,228,683
Apartment Investment & Management Co., Class A Shares	75,570	3,252,533
AvalonBay Communities Inc.	22,730	3,986,387
EPR Properties	60,080	4,129,899
Equity Residential	51,530	3,347,389
Park Hotels & Resorts Inc.	113,920	3,311,654
Ramco-Gershenson Properties Trust	57,510	763,733
Retail Properties of America Inc., Class A Shares	273,550	3,356,459
Simon Property Group Inc.	27,400	5,028,448
STORE Capital Corp.	83,630	2,427,779
Weyerhaeuser Co.	149,340	3,976,924
Total Real Estate		43,151,339
Utilities — 3.8%
Electric Utilities — 2.5%
Exelon Corp.	104,240	4,566,754
NextEra Energy Inc.	26,091	4,500,698
Total Electric Utilities		9,067,452
Multi-Utilities — 1.3%
CenterPoint Energy Inc.	181,470	4,901,505
Total Utilities		13,968,957
Total Common Stocks (Cost — $209,453,083)		253,017,102

See Notes to Financial Statements.

14	ClearBridge Tactical Dividend Income Fund 2018 Annual Report

ClearBridge Tactical Dividend Income Fund

Security	Shares/ Units	Value
Master Limited Partnerships — 22.5%
Diversified Energy Infrastructure — 6.4%
Energy Transfer LP	645,056	$10,024,170
Enterprise Products Partners LP	218,370	5,856,683
Genesis Energy LP	360,360	7,967,560
Total Diversified Energy Infrastructure		23,848,413
Financials — 3.0%
Blackstone Group LP	349,300	11,303,348
General Partner — 0.9%
Western Gas Equity Partners LP	115,150	3,311,714
Global Infrastructure — 2.2%
Brookfield Infrastructure Partners LP	80,410	3,000,901
Brookfield Renewable Partners LP	183,670	5,005,948
Total Global Infrastructure		8,006,849
Liquids Transportation & Storage — 2.3%
Buckeye Partners LP	62,370	2,046,360
Magellan Midstream Partners LP	37,660	2,322,869
PBF Logistics LP	192,670	4,209,839
Total Liquids Transportation & Storage		8,579,068
Natural Gas Transportation & Storage — 2.0%
Hoegh LNG Partners LP	423,651	7,545,224
Offshore — 0.9%
Dynagas LNG Partners LP	427,200	3,468,864
Oil/Refined Products — 2.0%
Andeavor Logistics LP	14,470	579,668
CrossAmerica Partners LP	85,370	1,423,118
MPLX LP	68,920	2,316,401
Sunoco LP	114,480	3,129,883
Total Oil/Refined Products		7,449,070
Petrochemicals — 0.9%
Westlake Chemical Partners LP	142,790	3,305,589
Shipping — 1.9%
KNOT Offshore Partners LP	341,750	6,995,623
Total Master Limited Partnerships (Cost — $78,333,625)		83,813,762

	Shares
Investments in Underlying Funds — 4.6%
Ares Capital Corp.	391,350	6,715,566	(b)
BlackRock TCP Capital Corp.	295,650	4,139,100	(b)

See Notes to Financial Statements.

ClearBridge Tactical Dividend Income Fund 2018 Annual Report	15

Schedule of investments (cont’d)

October 31, 2018

ClearBridge Tactical Dividend Income Fund

Security		Shares	Value
Investments in Underlying Funds — continued
Golub Capital BDC Inc.		127,900	$2,359,755	(b)
TriplePoint Venture Growth BDC Corp.		307,920	3,867,475	(b)
Total Investments in Underlying Funds (Cost — $17,766,452)			17,081,896

	Rate
Convertible Preferred Stocks — 2.8%
Real Estate — 1.5%
Equity Real Estate Investment Trusts (REITs) — 1.5%
Crown Castle International Corp.	6.875%	5,200	5,431,474
Utilities — 1.3%
Multi-Utilities — 1.3%
Sempra Energy	6.750%	50,000	4,984,770
Total Convertible Preferred Stocks (Cost — $10,744,612)			10,416,244
Total Investments before Short-Term Investments (Cost — $316,297,772)			364,329,004
Short-Term Investments — 1.9%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (Cost — $7,188,593)	1.995%	7,188,593	7,188,593
Total Investments — 99.8% (Cost — $323,486,365)			371,517,597
Other Assets in Excess of Liabilities — 0.2%			773,256
Total Net Assets — 100.0%			$372,290,853

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(b)	Security is a business development company (Note 1).

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

See Notes to Financial Statements.

16	ClearBridge Tactical Dividend Income Fund 2018 Annual Report

Statement of assets and liabilities

October 31, 2018

Assets:
Investments, at value (Cost — $323,486,365)	$371,517,597
Dividends and interest receivable	1,695,456
Receivable for Fund shares sold	107,518
Prepaid expenses	35,086
Total Assets	373,355,657

Liabilities:
Payable for Fund shares repurchased	434,618
Investment management fee payable	242,240
Service and/or distribution fees payable	138,129
Trustees’ fees payable	2,774
Accrued expenses	247,043
Total Liabilities	1,064,804
Total Net Assets	$372,290,853

Net Assets:
Par value (Note 7)	$235
Paid-in capital in excess of par value	426,502,380
Undistributed net investment income	5,053,142
Accumulated net realized loss on investments and foreign currency transactions	(107,278,899)
Net unrealized appreciation on investments and foreign currencies	48,013,995
Total Net Assets	$372,290,853

See Notes to Financial Statements.

ClearBridge Tactical Dividend Income Fund 2018 Annual Report	17

Statement of assets and liabilities (cont’d)

October 31, 2018

Net Assets:
Class A	$114,934,334
Class A2	$58,707,287
Class C	$113,580,356
Class I	$84,885,326
Class IS	$183,550

Shares Outstanding:
Class A	7,138,012
Class A2	3,658,317
Class C	7,432,412
Class I	5,232,306
Class IS	11,322

Net Asset Value:
Class A (and redemption price)	$16.10
Class A2 (and redemption price)	$16.05
Class C*	$15.28
Class I (and redemption price)	$16.22
Class IS (and redemption price)	$16.21
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$17.08
Class A2 (based on maximum initial sales charge of 5.75%)	$17.03

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

18	ClearBridge Tactical Dividend Income Fund 2018 Annual Report

Statement of operations

For the Year Ended October 31, 2018

Investment Income:
Dividends and distributions	$31,238,951
Return of capital (Note 1 (g))	(12,587,769)
Net Dividends and Distributions	18,651,182
Interest	83,624
Less: Foreign taxes withheld	(71,918)
Total Investment Income	18,662,888

Expenses:
Investment management fee (Note 2)	3,310,097
Service and/or distribution fees (Notes 2 and 5)	1,878,644
Transfer agent fees (Note 5)	523,280
Registration fees	98,065
Fund accounting fees	60,286
Audit and tax fees	58,260
Shareholder reports	38,403
Legal fees	31,410
Trustees’ fees	28,155
Insurance	7,904
Custody fees	4,725
Interest expense	10
Franchise taxes	(6,675)
Miscellaneous expenses	8,175
Total Expenses	6,040,739
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(1,041)
Net Expenses	6,039,698
Net Investment Income	12,623,190

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	(906,168)
REIT distributions	514,444
Foreign currency transactions	(17,922)
Net Realized Loss	(409,646)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(5,110,646)
Foreign currencies	7,172
Change in Net Unrealized Appreciation (Depreciation)	(5,103,474)
Net Loss on Investments and Foreign Currency Transactions	(5,513,120)
Increase in Net Assets From Operations	$7,110,070

See Notes to Financial Statements.

ClearBridge Tactical Dividend Income Fund 2018 Annual Report	19

Statements of changes in net assets

For the Years Ended October 31,	2018	2017

Operations:
Net investment income	$12,623,190	$14,213,353
Net realized gain (loss)	(409,646)	7,762,868
Change in net unrealized appreciation (depreciation)	(5,103,474)	29,798,658
Increase in Net Assets From Operations	7,110,070	51,774,879

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(13,749,440)	(16,117,030)
Return of capital	(6,100,643)	(13,923,157)
Decrease in Net Assets From Distributions to Shareholders	(19,850,083)	(30,040,187)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	33,025,476	105,346,179
Reinvestment of distributions	18,758,647	27,774,484
Cost of shares repurchased	(189,593,201)	(301,367,682)
Decrease in Net Assets From Fund Share Transactions	(137,809,078)	(168,247,019)
Decrease in Net Assets	(150,549,091)	(146,512,327)

Net Assets:
Beginning of year	522,839,944	669,352,271
End of year*	$372,290,853	$522,839,944
*Includes undistributed net investment income of:	$5,053,142	$6,855,569

See Notes to Financial Statements.

20	ClearBridge Tactical Dividend Income Fund 2018 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$16.63	$16.15	$16.43	$19.41	$18.34

Income (loss) from operations:
Net investment income	0.50	0.43	0.37	0.57	0.89
Net realized and unrealized gain (loss)	(0.25)	0.90	0.21 [2]	(2.58)	1.28
Total income (loss) from operations	0.25	1.33	0.58	(2.01)	2.17

Less distributions from:
Net investment income	(0.53)	(0.44)	(0.40)	(0.60)	(0.63)
Net realized gains	—	—	—	(0.11)	(0.47)
Return of capital	(0.25)	(0.41)	(0.46)	(0.26)	—
Total distributions	(0.78)	(0.85)	(0.86)	(0.97)	(1.10)

Net asset value, end of year	$16.10	$16.63	$16.15	$16.43	$19.41
Total return[3]	1.51%	8.29%	3.68%	(10.67)%	12.09%

Net assets, end of year (millions)	$115	$144	$204	$288	$374

Ratios to average net assets:
Gross expenses	1.19%	1.17%	1.17%	1.14%	1.16%
Net expenses[4]	1.19 [5]	1.17 [5]	1.17	1.14	1.16
Net investment income	3.02	2.55	2.36	3.05	4.67

Portfolio turnover rate	21%	27%	20%	35%	45%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Tactical Dividend Income Fund 2018 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A2 Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$16.58	$16.10	$16.38	$19.38	$18.32

Income (loss) from operations:
Net investment income	0.48	0.38	0.32	0.51	0.77
Net realized and unrealized gain (loss)	(0.25)	0.94	0.23 [2]	(2.56)	1.38
Total income (loss) from operations	0.23	1.32	0.55	(2.05)	2.15

Less distributions from:
Net investment income	(0.52)	(0.43)	(0.38)	(0.58)	(0.62)
Net realized gains	—	—	—	(0.11)	(0.47)
Return of capital	(0.24)	(0.41)	(0.45)	(0.26)	—
Total distributions	(0.76)	(0.84)	(0.83)	(0.95)	(1.09)

Net asset value, end of year	$16.05	$16.58	$16.10	$16.38	$19.38
Total return[3]	1.42%	8.23%	3.54%	(10.89)%	11.98%

Net assets, end of year (000s)	$58,707	$63,574	$55,384	$49,978	$40,461

Ratios to average net assets:
Gross expenses	1.28%	1.28%	1.33%	1.29%	1.30%
Net expenses[4]	1.28	1.28	1.33	1.29	1.30
Net investment income	2.91	2.29	2.03	2.80	4.01

Portfolio turnover rate	21%	27%	20%	35%	45%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

See Notes to Financial Statements.

22	ClearBridge Tactical Dividend Income Fund 2018 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class C Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$15.81	$15.39	$15.70	$18.60	$17.64

Income (loss) from operations:
Net investment income	0.37	0.29	0.24	0.40	0.69
Net realized and unrealized gain (loss)	(0.24)	0.86	0.20 [2]	(2.46)	1.26
Total income (loss) from operations	0.13	1.15	0.44	(2.06)	1.95

Less distributions from:
Net investment income	(0.45)	(0.38)	(0.35)	(0.50)	(0.52)
Net realized gains	—	—	—	(0.11)	(0.47)
Return of capital	(0.21)	(0.35)	(0.40)	(0.23)	—
Total distributions	(0.66)	(0.73)	(0.75)	(0.84)	(0.99)

Net asset value, end of year	$15.28	$15.81	$15.39	$15.70	$18.60
Total return[3]	0.79%	7.49%	2.90%	(11.36)%	11.29%

Net assets, end of year (millions)	$114	$172	$238	$320	$340

Ratios to average net assets:
Gross expenses	1.92%	1.91%	1.91%	1.89%	1.89%
Net expenses[4]	1.92 [5]	1.91 [5]	1.91	1.89	1.89
Net investment income	2.31	1.79	1.58	2.25	3.76

Portfolio turnover rate	21%	27%	20%	35%	45%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Tactical Dividend Income Fund 2018 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class I Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$16.75	$16.26	$16.53	$19.54	$18.45

Income (loss) from operations:
Net investment income	0.56	0.46	0.43	0.62	0.92
Net realized and unrealized gain (loss)	(0.27)	0.93	0.20 [2]	(2.61)	1.32
Total income (loss) from operations	0.29	1.39	0.63	(1.99)	2.24

Less distributions from:
Net investment income	(0.56)	(0.47)	(0.42)	(0.63)	(0.68)
Net realized gains	—	—	—	(0.11)	(0.47)
Return of capital	(0.26)	(0.43)	(0.48)	(0.28)	—
Total distributions	(0.82)	(0.90)	(0.90)	(1.02)	(1.15)

Net asset value, end of year	$16.22	$16.75	$16.26	$16.53	$19.54
Total return[3]	1.77%	8.60%	3.97%	(10.53)%	12.39%

Net assets, end of year (000s)	$84,885	$143,876	$171,385	$251,612	$341,700

Ratios to average net assets:
Gross expenses	0.92%	0.92%	0.91%	0.90%	0.90%
Net expenses[4]	0.92	0.92	0.91	0.90	0.90
Net investment income	3.33	2.71	2.65	3.29	4.77

Portfolio turnover rate	21%	27%	20%	35%	45%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

See Notes to Financial Statements.

24	ClearBridge Tactical Dividend Income Fund 2018 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class IS Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$16.75	$16.27	$16.54	$19.55	$18.45

Income (loss) from operations:
Net investment income	0.48	0.40	0.40	0.61	0.95
Net realized and unrealized gain (loss)	(0.19)	0.98	0.23 [2]	(2.60)	1.30
Total income (loss) from operations	0.29	1.38	0.63	(1.99)	2.25

Less distributions from:
Net investment income	(0.56)	(0.47)	(0.42)	(0.63)	(0.68)
Net realized gains	—	—	—	(0.11)	(0.47)
Return of capital	(0.27)	(0.43)	(0.48)	(0.28)	—
Total distributions	(0.83)	(0.90)	(0.90)	(1.02)	(1.15)

Net asset value, end of year	$16.21	$16.75	$16.27	$16.54	$19.55
Total return[3]	1.75%	8.56%	4.00%	(10.51)%	12.44%

Net assets, end of year (000s)	$184	$82	$11	$10	$12

Ratios to average net assets:
Gross expenses	1.42%	2.40%	1.20%	0.93%	8.52%
Net expenses[4,5]	0.90	0.90	0.90	0.89	0.90
Net investment income	2.90	2.36	2.47	3.27	4.94

Portfolio turnover rate	21%	27%	20%	35%	45%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.90%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

See Notes to Financial Statements.

ClearBridge Tactical Dividend Income Fund 2018 Annual Report	25

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Tactical Dividend Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

26	ClearBridge Tactical Dividend Income Fund 2018 Annual Report

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

ClearBridge Tactical Dividend Income Fund 2018 Annual Report	27

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Consumer staples	$14,523,616	$2,829,244	—	$17,352,860
Other common stocks	235,664,242	—	—	235,664,242
Master limited partnerships	83,813,762	—	—	83,813,762
Investments in underlying Funds	17,081,896	—	—	17,081,896
Convertible preferred stocks:	10,416,244	—	—	10,416,244
Total long-term investments	361,499,760	2,829,244	—	364,329,004
Short-term investments†	7,188,593	—	—	7,188,593
Total investments	$368,688,353	$2,829,244	—	$371,517,597

†	See Schedule of Investments for additional detailed categorizations.

For the year ended October 31, 2018, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At October 31, 2018, securities valued at $2,829,244 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Business development companies. The Fund may invest in securities of closed-end investment companies that have elected to be treated as a business development company under the 1940 Act. A business development company operates similar to an exchange-traded fund and represents a portfolio of securities. The Fund may purchase a business development company to gain exposure to the securities in the underlying portfolio. The risks of owning a business development company generally reflect the risks of owning the underlying securities. Business development companies have expenses that reduce their value.

(c) Master limited partnerships. The Fund may not invest more than 25% of the value of its total assets in the securities of Master Limited Partnerships (“MLPs”) that are treated for U.S. federal income tax purposes as qualified publicly traded partnerships. This 25% limitation applies generally to MLPs that focus on commodity and energy-related industries. Entities commonly referred to as “MLPs” are generally organized under state law as limited

28	ClearBridge Tactical Dividend Income Fund 2018 Annual Report

partnerships or limited liability companies. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

The Fund, and entities in which the Fund invests, may be subject to audit by the Internal Revenue Service or other applicable tax authorities. The Fund’s taxable income or tax liability for prior taxable years could be adjusted if there is an audit of the Fund, or of any entity that is treated as a partnership for tax purposes in which the Fund holds an equity interest. The Fund may be required to pay a fund-level tax as a result of such an adjustment or may pay a “deficiency dividend” to its current shareholders in order to avoid a fund-level tax associated with the adjustment. The Fund could also be required to pay interest and penalties in connection with such an adjustment.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the

ClearBridge Tactical Dividend Income Fund 2018 Annual Report	29

Notes to financial statements (cont’d)

Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Return of capital estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. Distributions received from the Fund’s investments in Real Estate Investment Trusts (“REITs”) generally are comprised of income, realized capital gains and return of capital. The Fund records investment income, realized capital gains and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP or REIT and other industry sources. These estimates may subsequently be revised based on information received from the MLPs and REITs after their tax reporting periods are concluded.

(h) Partnership accounting policy. The Fund records its pro rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and accordingly adjusts the cost basis of the underlying partnerships for return of capital. These amounts are included in the Fund’s Statement of Operations.

30	ClearBridge Tactical Dividend Income Fund 2018 Annual Report

(i) Distributions to shareholders. Distributions are declared and paid on a quarterly basis to shareholders of the Fund and are recorded on ex-dividend date. The Fund intends to distribute all of its net investment income earned each quarter and any cash received during the quarter from its investments in MLPs and REITs. The Fund intends to distribute the cash received from MLPs and REITs even if all or a portion of that cash may represent a return of capital to the Fund. The Fund may distribute additional amounts if required under the income tax regulations. Distributions of net realized gains, if any, are declared at least annually. The character of distributions made to shareholders during the period may differ from their ultimate characterization for federal income tax purposes.

(j) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(k) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

The Fund may invest in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The distributions paid by the MLPs generally do not constitute income for tax purposes. Each MLP may allocate losses to the Fund which are generally not deductible in computing the Fund’s taxable income until such time as that particular MLP either generates income to offset those losses or the Fund disposes of units in that MLP. This may result in the Fund’s taxable income being substantially different than its book income in any given year. As a result, the Fund may have insufficient taxable income to support its distributions paid resulting in a return of capital to shareholders. A return of capital distribution is generally not treated as taxable income to shareholders and instead reduces a shareholder’s basis in their shares of the Fund.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

ClearBridge Tactical Dividend Income Fund 2018 Annual Report	31

Notes to financial statements (cont’d)

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$(1,151,495)		$1,151,495
(b)	475,318	$(475,318)	—

(a)	Reclassifications are due to book/tax differences in the treatment of partnership adjustments from prior year.

(b)	Reclassifications are due to book/tax differences in the treatment of partnership investments and foreign currency transactions treated as ordinary income for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company, LLC (formerly Western Asset Management Company) (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For their services, LMPFA pays ClearBridge and Western Asset monthly an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C, Class I and Class IS shares did not exceed 1.25%, 1.45%, 2.00%, 1.00% and 0.90%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

32	ClearBridge Tactical Dividend Income Fund 2018 Annual Report

During the year ended October 31, 2018, fees waived and/or expenses reimbursed amounted to $1,041.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2018, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class A2	Class C
Sales charges	$6,707	$48,574	—
CDSCs	436	166	$3,721

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$89,870,891
Sales	224,887,515

At October 31, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$314,416,969	$74,654,855	$(17,554,227)	$57,100,628

4. Derivative instruments and hedging activities

During the year ended October 31, 2018, the Fund did not invest in derivative instruments.

ClearBridge Tactical Dividend Income Fund 2018 Annual Report	33

Notes to financial statements (cont’d)

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2 and Class C shares calculated at the annual rate of 0.25%, 0.25% and 1.00% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2018, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$321,956	†	$149,392
Class A2	155,857		129,721
Class C	1,400,831	†	135,657
Class I	—		107,344
Class IS	—		1,166
Total	$1,878,644		$523,280

†

Amounts shown are exclusive of expense reimbursements. For the year ended October 31, 2018, the service and/or distribution fees reimbursed amounted to $5 and $3 for Class A and Class C shares, respectively.

For the year ended October 31, 2018, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$5
Class A2	—
Class C	3
Class I	—
Class IS	1,033
Total	$1,041

6. Distributions to shareholders by class

	Year Ended October 31, 2018	Year Ended October 31, 2017
Net Investment Income:
Class A	$4,097,614	$4,731,563
Class A2	1,942,997	1,566,200
Class C	3,979,169	5,108,210
Class I	3,723,829	4,709,610
Class IS	5,831	1,447
Total	$13,749,440	$16,117,030

Return of Capital:
Class A	$1,868,328	$3,764,462
Class A2	918,670	1,520,717
Class C	1,733,995	4,271,951
Class I	1,576,479	4,363,835
Class IS	3,171	2,192
Total	$6,100,643	$13,923,157

34	ClearBridge Tactical Dividend Income Fund 2018 Annual Report

7. Shares of beneficial interest

At October 31, 2018, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2018		Year Ended October 31, 2017
	Shares	Amount	Shares	Amount
Class A
Shares sold	155,272	$2,573,626	539,430	$9,052,321
Shares issued on reinvestment	349,881	5,709,080	481,910	8,082,427
Shares repurchased	(2,009,162)	(33,263,505)	(5,037,592)	(85,267,296)
Net decrease	(1,504,009)	$(24,980,799)	(4,016,252)	$(68,132,548)

Class A2
Shares sold	491,624	$8,163,826	917,774	$15,443,563
Shares issued on reinvestment	175,950	2,861,667	184,280	3,086,880
Shares repurchased	(844,768)	(13,959,345)	(705,855)	(11,845,271)
Net increase (decrease)	(177,194)	$(2,933,852)	396,199	$6,685,172

Class C
Shares sold	243,512	$3,840,880	522,106	$8,357,852
Shares issued on reinvestment	343,977	5,335,216	540,615	8,643,049
Shares repurchased	(4,007,384)	(63,042,537)	(5,685,923)	(91,099,017)
Net decrease	(3,419,895)	$(53,866,441)	(4,623,202)	$(74,098,116)

Class I
Shares sold	1,084,926	$18,059,269	4,241,167	$72,412,803
Shares issued on reinvestment	294,684	4,843,682	470,328	7,958,489
Shares repurchased	(4,738,639)	(79,030,825)	(6,658,748)	(113,143,872)
Net decrease	(3,359,029)	$(56,127,874)	(1,947,253)	$(32,772,580)

Class IS
Shares sold	23,555	$387,875	4,728	$79,640
Shares issued on reinvestment	548	9,002	214	3,639
Shares repurchased	(17,654)	(296,989)	(733)	(12,226)
Net increase	6,449	$99,888	4,209	$71,053

ClearBridge Tactical Dividend Income Fund 2018 Annual Report	35

Notes to financial statements (cont’d)

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2018	2017
Distributions paid from:
Ordinary income	$13,749,440	$16,117,030
Tax return of capital	6,100,643	13,923,157
Total distributions paid	$19,850,083	$30,040,187

As of October 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Deferred capital losses*	$(91,970,404)
Other book/tax temporary differences(a)	(19,324,749)
Unrealized appreciation (depreciation)(b)	57,083,391
Total accumulated earnings (losses) — net	$(54,211,762)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to passive activity losses disallowed of tax purposes on partnership interests and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and partnership investments.

36	ClearBridge Tactical Dividend Income Fund 2018 Annual Report

Report of independent registered public

accounting firm

To the Board of Trustees of Legg Mason Partners Equity Trust and Shareholders of ClearBridge Tactical Dividend Income Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ClearBridge Tactical Dividend Income Fund (one of the funds constituting Legg Mason Partners Equity Trust, referred to hereafter as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018 and the statement of changes in net assets and financial highlights for each of the two years in the period ended October 31, 2018, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2016 and the financial highlights for each of the periods ended on or prior to October 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 16, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

December 17, 2018

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not determined the specific year we began serving as auditor.

ClearBridge Tactical Dividend Income Fund 2018 Annual Report	37

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Tactical Dividend Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

38	ClearBridge Tactical Dividend Income Fund

Independent Trustees cont’d
Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

ClearBridge Tactical Dividend Income Fund	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	President (since 2017) and formerly, Founder and Senior Principal (1983 to 2017), Murphy Capital Management (investment management); and Senior Vice President, Peapack-Gladstone Bank (commercial bank) (since 2017)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (24 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (2013 to 2016)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

Interested Trustee and Officer
Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/ Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	138
Other board memberships held by Trustee during past five years	None

40	ClearBridge Tactical Dividend Income Fund

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

ClearBridge Tactical Dividend Income Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

42	ClearBridge Tactical Dividend Income Fund

Additional Officers cont’d
Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Funds, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

ClearBridge Tactical Dividend Income Fund	43

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2018:

Record date:	12/20/2017	3/27/2018	6/27/2018	9/26/2018
Payable date:	12/21/2017	3/28/2018	6/28/2018	9/27/2018
Ordinary income:
Qualified dividend income for individuals*	39.49%	81.88%	81.88%	81.88%
Dividends qualifying for the dividends
received deduction for corporations*	30.15%	78.74%	78.74%	78.74%
Tax return of capital**	—	42.89%	42.89%	42.89%

*	Expressed as a percentage of the distribution paid reduced by the return of capital.

**	Expressed as a percentage of the cash distribution received.

Please retain this information for your records.

44	ClearBridge Tactical Dividend Income Fund

ClearBridge

Tactical Dividend Income Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H.Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon (“BNY”)*

*	Effective March 12, 2018, BNY became custodian.

Transfer agent

BNYMellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

ClearBridge Tactical Dividend Income Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge Tactical Dividend Income Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Tactical Dividend Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2018 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identify verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02662 12/18 SR18-3486

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Dwight B. Crane as the Audit Committee’s financial expert Dwight B. Crane is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2017 and October 31, 2018 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $384,160 in October 31, 2017 and $404,744 in October 31, 2018.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in October 31, 2017 and $31,693 in October 31, 2018.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $47,930 in October 31, 2017 and $39,130 in October 31, 2018. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust., were $0 in October 31, 2017 and $0 in October 31, 2018.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for October 31, 2017 and October 31, 2018; Tax Fees were 100% and 100% for October 31, 2017 and October 31, 2018; and Other Fees were 100% and 100% for October 31, 2017 and October 31, 2018.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $160,000 in October 31, 2017 and $678,000 in October 31, 2018.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 26, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	December 26, 2018